UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394
                                   ---------

                           TEMPLETON DRAGON FUND, INC.
                           ---------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period:  12/31/06
                           --------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                     DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER INFORMATION          INTERNATIONAL
--------------------------------------------------------------------------------

                           TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

IMPORTANT NOTICE TO SHAREHOLDERS ..........................................    1

ANNUAL REPORT

Templeton Dragon Fund, Inc. ...............................................    2

Performance Summary .......................................................    7

Financial Highlights and Statement of Investments .........................    8

Financial Statements ......................................................   13

Notes to Financial Statements .............................................   16

Report of Independent Registered Public Accounting Firm ...................   23

Annual Meeting of Shareholders ............................................   24

Dividend Reinvestment and Cash Purchase Plan ..............................   25

Tax Designation ...........................................................   26

Board Members and Officers ................................................   28

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

Important Notice to Shareholders

REPURCHASE PROGRAM

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program, which was originally implemented in October 1997. The Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.


                                               Not part of the annual report | 1

Annual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

China                                                55.9%
Hong Kong                                            21.9%
Taiwan                                               17.2%
U.K.                                                  3.6%
South Korea                                           0.6%
Short-Term Investments & Other Net Assets             0.8%

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Templeton Dragon Fund posted cumulative total returns of +49.56% in market price terms and +35.27% in net asset value terms for the year under review. You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

China's gross domestic product (GDP) growth in 2006 was robust at 10.7%. 1 However, accelerating growth and concerns of overheating led the government to implement policies to discourage overinvestment in certain economic sectors. China's efforts began to show results in the latter part of the year, reflected in moderating major economic data. In addition, China and India signed a series of agreements in November that included energy cooperation and cultural exchange. In the area of trade, the countries announced plans to double bilateral trade to US$40 billion by 2010.

The Taiwanese economy grew 5.0% in third quarter 2006 compared with third quarter 2005 (year-over-year) as strong exports compensated for weak domestic consumption. 2 The government forecasts full-year GDP to grow 4.4% in 2006 and 4.1% in 2007. 2 Despite the robust growth, inflationary pressures remained benign with CPI increasing 0.2% in November. 2

1.    Source: National Bureau of Statistics, China.

2.    Source: Directorate General of Budget, Accounting and Statistics, Taiwan.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.


2 | Annual Report

Hong Kong's economic recovery accelerated in 2006 with quarterly year-over-year GDP growth rising from 5.5% in the second quarter to 6.8% in the third quarter. 1 Stronger exports and healthy private consumption were key drivers. We believe the retail sector could benefit after the government dropped an unpopular general sales tax (GST) proposal. Unemployment maintained a downward trend, and declined to 4.4% as of the end of November. 1

Chinese equities were among the top-performing investments in the emerging markets asset class during the year under review. China's rapid economic growth coupled with the government's accelerated efforts on corporate reforms resulted in significant fund inflows that pushed Chinese equity markets to a record high in December. Robust investment, export and consumer demand, and high commodity prices further supported performance.

With returns of about 30%, Hong Kong stocks, as measured by the Morgan Stanley Capital International (MSCI) Hong Kong Index, performed in line with their emerging markets counterparts, as strong investor interest in China-related shares boosted the Hong Kong market to a record high. 3 Signs of an easing U.S. monetary policy led Hong Kong interest rates to stabilize during the year, which boosted retail sales and the luxury property market, thus benefiting corporate earnings and further supporting stock prices. Despite double-digit returns, the Taiwanese market lagged the Chinese and Hong Kong markets in 2006. Political instability resulting from corruption allegations against the president and his family members seemed to keep investors on the sidelines.

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

3. Source: Standard & Poor's Micropal. The MSCI Hong Kong Index is a free float-adjusted, market capitalization weighted index designed to measure equity market performance in Hong Kong.


                                                               Annual Report | 3

TOP 10 HOLDINGS
12/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                   12.0%
   FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
China Mobile Ltd.                                                         9.7%
   WIRELESS TELECOMMUNICATION SERVICES, CHINA
--------------------------------------------------------------------------------
China Petroleum and Chemical Corp., H                                     9.4%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H, ord. & 144A                                       6.5%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                         3.6%
   COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                  3.4%
   ELECTRIC UTILITIES, HONG KONG
--------------------------------------------------------------------------------
CNOOC Ltd., ord. & 144A                                                   3.0%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Asustek Computer Inc.                                                     3.0%
   COMPUTERS & PERIPHERALS, TAIWAN
--------------------------------------------------------------------------------
China Construction Bank Corp., H, ord. & 144A                             2.9%
   COMMERCIAL BANKS, CHINA
--------------------------------------------------------------------------------
Datang International Power Generation Co. Ltd., H                         2.7%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS, CHINA
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

For the year under review, the Fund's overweighted positions and stock selection in the energy and telecommunication services sectors were among the largest contributors to performance relative to the MSCI Golden Dragon Index. 4 Energy stocks that had the greatest impact included China Petroleum and Chemical Corporation (Sinopec), one of China's largest integrated energy companies; and PetroChina, a dominant player in the oil and gas exploration, development and production industry. Overweighted positions in China Mobile and China Telecom led the positive contribution made by the telecommunications industry. High oil prices and China's growing energy needs continue to benefit corporate earnings in energy-related stocks. Moreover, China's growing use of telecommunication services has improved the sector's outlook while adoption of new technologies such as the implementation of 3G is expected to bring forth industry restructuring and thus unlock hidden value.

Underweighted positions in the semiconductors and semiconductor equipment industry, and the technology hardware and equipment industry, and stock selection in the capital goods industry further supported relative performance. 5 The Fund's overweighted position in China International Marine Containers was the greatest contributor to performance in the capital goods sector. The Fund's lack of exposure to Mediatek and Chi Mei Optoelectronics and an underweighted position in Taiwan Semiconductor Manufacturing benefited relative performance as these stocks underperformed the indexes during the reporting period.

In contrast, the Fund's exposure to the food and staples retailing industry, with our single position in Dairy Farm International Holdings, which is not in the MSCI Golden Dragon Index, had the largest negative impact on relative performance because the stock recorded a decline during the period. Dairy Farm operates supermarkets, drug stores, convenience stores and restaurants in Asia. Consistent with our long-term view, we continued to include the stock in the portfolio because the company continues to benefit from growing consumer demands in Asia. The stock has contributed to the Fund's long-term performance since we initially bought it in 1994.

4. Source: Standard & Poor's Micropal. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series. For the 12 months ended December 31, 2006, the MSCI Golden Dragon Index had a +39.50% total return.

5. The technology hardware and equipment industry comprises communications equipment, computers and peripherals, electronic equipment and instruments, and office electronics in the SOI. The capital goods industry comprises construction and engineering, electrical equipment, industrial conglomerates, and machinery in the SOI.


4 | Annual Report

The Fund's underweighted positions in insurance and diversified financial companies also had an adverse impact on relative performance. This was mainly because the Fund had an underweighted position in China Life Insurance, the principal life insurance company in China, and no exposure to Hong Kong Exchanges & Clearing, owner and operator of Hong Kong's stock and futures exchange. Both stocks significantly outperformed the indexes. We did not own these because we considered their valuations expensive.

During the reporting period, the Fund increased its exposure to China "H" shares. Key purchases included major commercial banks Industrial and Commercial Bank of China and Bank of China; China Shenhua Energy, an integrated coal-based energy company that is also China's largest coal producer; and China Telecom, the country's leading integrated telecommunications services provider. We believe ongoing restructuring efforts in the Chinese banking and telecommunications sectors could unlock hidden value in companies in these sectors. Moreover, China's growing energy demand and high coal prices should support corporate earnings in the coal, oil and gas sectors. Another key purchase in the energy sector was CNOOC, China's largest offshore oil and natural gas exploration and production company.

Conversely, the Fund reduced its exposure to Hong Kong and Taiwan. Major sales included Hang Lung Group, a Hong Kong real estate company; Delta Electronics, a major Taiwanese electronic equipment manufacturer; and Hongkong and Shanghai Hotels, the owner and operator of eight hotels, including Hong Kong's Peninsula Hotel. The Fund also reduced its position in certain stocks by realizing gains during the period. These sales subsequently reduced the Fund's holdings in the real estate management and development, wireless telecommunication services and hotels sectors.


                                                               Annual Report | 5

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]       /s/ Mark Mobius

                      Mark Mobius
                      President and Chief Executive Officer -
                      Investment Management
                      Templeton Dragon Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
SYMBOL: TDF                                                  CHANGE        12/31/06        12/31/05
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$5.15          $26.95          $21.80
----------------------------------------------------------------------------------------------------
Market Price (NYSE)                                          +$7.08          $26.26          $19.18
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
----------------------------------------------------------------------------------------------------
Dividend Income                             $0.3708
----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.1587
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.8231
----------------------------------------------------------------------------------------------------
         TOTAL                              $2.3526
----------------------------------------------------------------------------------------------------

PERFORMANCE

----------------------------------------------------------------------------------------------------
                                                             1-YEAR         5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1
   Based on change in NAV 2                                  +35.27%        +275.81%        +171.98%
----------------------------------------------------------------------------------------------------
   Based on change in market price 3                         +49.56%        +332.70%        +256.90%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 1
   Based on change in NAV 2                                  +35.27%         +30.32%         +10.52%
----------------------------------------------------------------------------------------------------
   Based on change in market price 3                         +49.56%         +34.05%         +13.57%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                               Annual Report | 7

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                      ---------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          2006            2005            2004            2003            2002
                                                      ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $     21.80     $     18.70     $     16.62     $      9.73     $      8.82
                                                      ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................         0.38            0.59            0.25            0.56            0.17
 Net realized and unrealized gains (losses) ........         7.12            3.28            2.39            6.75            0.81
                                                      ---------------------------------------------------------------------------
Total from investment operations ...................         7.50            3.87            2.64            7.31            0.98
                                                      ---------------------------------------------------------------------------
Capital share repurchases ..........................           --              --              --            0.14            0.10
                                                      ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (0.37)          (0.41)          (0.16)          (0.56)          (0.17)
 Net realized gains ................................        (1.98)          (0.36)          (0.40)             --              --
                                                      ===========================================================================
Total distributions ................................        (2.35)          (0.77)          (0.56)          (0.56)          (0.17)
                                                      ===========================================================================
Net asset value, end of year .......................  $     26.95     $     21.80     $     18.70     $     16.62     $      9.73
                                                      ===========================================================================

Market value, end of year b ........................  $     26.26     $     19.18     $     17.47     $     17.99     $      8.92
                                                      ===========================================================================
Total return (based on market value per share) .....        49.56%          14.08%           0.36%         108.44%          21.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $ 1,017,910     $   823,243     $   706,138     $   626,959     $   431,779
Ratios to average net assets:
 Expenses ..........................................         1.49% c         1.52% c         1.52% c         1.64% d         1.62%
 Net investment income .............................         1.61%           2.92%           1.45%           4.57%           1.80%
Portfolio turnover rate ............................        18.83%           8.84%          19.42%          29.91%          15.75%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Benefit of expense reduction rounds to less than 0.01%.

d Ratio of expenses to average net assets, excluding payments by affiliate was 1.78%.


8 | The accompanying notes are an integral part of these financial statements.
  | Annual Report

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY              SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 99.2%
    AIR FREIGHT & LOGISTICS 0.3%
    Shenzhen International Holdings Ltd. .................................        China             34,708,000   $     2,052,368
    Sinotrans Ltd., H ....................................................        China              3,017,000         1,089,807
                                                                                                                 ---------------
                                                                                                                       3,142,175
                                                                                                                 ---------------

    AUTO COMPONENTS 1.5%
    Cheng Shin Rubber Industry Co. Ltd. ..................................        Taiwan            10,923,563        10,811,260
    Norstar Founders Group Ltd. ..........................................        China             13,376,000         4,470,617
                                                                                                                 ---------------
                                                                                                                      15,281,877
                                                                                                                 ---------------

    AUTOMOBILES 0.5%
  a Brilliance China Automotive Holdings Ltd. ............................        China              6,810,000         1,155,550
    Chongqing Changan Automobile Co. Ltd., B .............................        China              4,384,169         3,702,717
    Jiangling Motors Corp. Ltd., B .......................................        China                 26,500            30,727
                                                                                                                 ---------------
                                                                                                                       4,888,994
                                                                                                                 ---------------

    COMMERCIAL BANKS 12.8%
a,b Bank of China Ltd., H, 144A ..........................................        China             20,840,000        11,439,142
    China Construction Bank Corp., H .....................................        China              7,894,000         5,023,081
  b China Construction Bank Corp., H, 144A ...............................        China             38,097,000        24,241,742
a,b China Merchants Bank Co. Ltd., H, 144A ...............................        China              2,118,000         4,486,948
    Chinatrust Financial Holding Co. Ltd. ................................        Taiwan            11,281,896         9,434,760
    HSBC Holdings PLC ....................................................    United Kingdom         1,985,377        36,394,048
a,b Industrial and Commercial Bank of China, H, 144A .....................        China             31,104,000        19,312,177
    Mega Financial Holding Co. Ltd. ......................................        Taiwan            27,217,000        20,004,516
                                                                                                                 ---------------
                                                                                                                     130,336,414
                                                                                                                 ---------------

    COMMUNICATIONS EQUIPMENT 0.5%
    D-Link Corp. .........................................................        Taiwan             3,604,962         4,724,010
                                                                                                                 ---------------

    COMPUTERS & PERIPHERALS 5.2%
    Acer Inc. ............................................................        Taiwan             4,216,621         8,799,455
    Advantech Co. Ltd. ...................................................        Taiwan             1,803,865         6,476,974
    Asustek Computer Inc. ................................................        Taiwan            11,129,049        30,465,281
    LITE-ON IT Corp. .....................................................        Taiwan             3,506,760         3,363,089
    Lite-On Technology Corp. .............................................        Taiwan             2,821,424         3,814,139
                                                                                                                 ---------------
                                                                                                                      52,918,938
                                                                                                                 ---------------

    CONSTRUCTION & ENGINEERING 0.1%
a,b China Communications Construction Co. Ltd., H, 144A ..................        China                890,000           879,800
                                                                                                                 ---------------

    DISTRIBUTORS 2.5%
    China Resources Enterprise Ltd. ......................................        China              8,132,000        23,363,761
    Test-Rite International Co. Ltd. .....................................        Taiwan             4,494,760         2,627,748
                                                                                                                 ---------------
                                                                                                                      25,991,509
                                                                                                                 ---------------

    DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
    China Telecom Corp. Ltd., H ..........................................        China             32,240,000        17,655,194
                                                                                                                 ---------------

    ELECTRIC UTILITIES 3.4%
    Cheung Kong Infrastructure Holdings Ltd. .............................      Hong Kong           11,060,000        34,335,242
                                                                                                                 ---------------


                                                               Annual Report | 9

Templeton Dragon Fund, Inc.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY              SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT 0.9%
    BYD Co. Ltd., H ......................................................        China              1,193,500   $     4,572,004
    Phoenixtec Power Co. Ltd. ............................................        Taiwan             3,811,945         4,199,749
                                                                                                                 ---------------
                                                                                                                       8,771,753
                                                                                                                 ---------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.4%
    AU Optronics Corp. ...................................................        Taiwan             4,553,000         6,329,627
    Delta Electronics Inc. ...............................................        Taiwan             2,343,268         7,550,810
    Yorkey Optical International Cayman Ltd. .............................      Hong Kong            1,478,000           465,488
                                                                                                                 ---------------
                                                                                                                      14,345,925
                                                                                                                 ---------------

    FOOD & STAPLES RETAILING 12.0%
    Dairy Farm International Holdings Ltd. ...............................      Hong Kong           35,995,578       122,384,965
                                                                                                                 ---------------

    FOOD PRODUCTS 0.3%
    Uni-President Enterprises Corp. ......................................        Taiwan             3,292,030         3,283,443
                                                                                                                 ---------------

    HOTELS, RESTAURANTS & LEISURE 0.5%
    The Hongkong and Shanghai Hotels Ltd. ................................      Hong Kong            2,666,856         4,504,668
a,b Shanghai Jin Jiang International Hotels (Group) Co. Ltd., H, 144A ....        China                406,000           194,672
                                                                                                                 ---------------
                                                                                                                       4,699,340
                                                                                                                 ---------------

    HOUSEHOLD DURABLES 0.1%
    Samson Holding Ltd. ..................................................        China              1,982,000         1,095,570
                                                                                                                 ---------------

    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 4.0%
    Datang International Power Generation Co. Ltd., H ....................        China             26,502,000        27,595,071
    Guangdong Electric Power Development Co. Ltd., B .....................        China             14,650,500         9,021,024
    Huadian Power International Corp. Ltd., H ............................        China              8,404,000         3,305,790
    Huaneng Power International Inc., H ..................................        China              1,454,000         1,299,024
                                                                                                                 ---------------
                                                                                                                      41,220,909
                                                                                                                 ---------------

    INDUSTRIAL CONGLOMERATES 3.8%
    Citic Pacific Ltd. ...................................................        China              7,081,000        24,440,312
    Shanghai Industrial Holdings Ltd. ....................................        China              6,850,000        14,582,056
                                                                                                                 ---------------
                                                                                                                      39,022,368
                                                                                                                 ---------------

    INSURANCE 1.5%
    China Life Insurance Co. Ltd., H .....................................        China              4,609,000        15,730,375
                                                                                                                 ---------------

    INTERNET SOFTWARE & SERVICES 0.0% c
  a Sohu.com Inc. ........................................................        China                  1,800            43,200
                                                                                                                 ---------------

    IT SERVICES 0.4%
    SinoCom Software Group Ltd. ..........................................        China              1,010,000           220,718
    Travelsky Technology Ltd., H .........................................        China              2,837,000         4,325,257
                                                                                                                 ---------------
                                                                                                                       4,545,975
                                                                                                                 ---------------

    MACHINERY 2.5%
    China International Marine Containers (Group) Co. Ltd., B ............        China             10,312,519        21,581,768
    Yungtay Engineering Co. Ltd. .........................................        Taiwan             5,686,000         3,638,272
                                                                                                                 ---------------
                                                                                                                      25,220,040
                                                                                                                 ---------------

    MEDIA 0.2%
  b Next Media Ltd., 144A ................................................      Hong Kong            4,974,000         1,854,264
                                                                                                                 ---------------


10 | Annual Report

Templeton Dragon Fund, Inc.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY              SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    METALS & MINING 0.2%
    Aluminum Corp. of China Ltd., H ......................................        China              1,028,000   $       951,466
    China Oriental Group Co. Ltd. ........................................        China                392,000            90,704
a,b Zhaojin Mining Industry Co. Ltd., H, 144A ............................        China                436,500           870,851
                                                                                                                 ---------------
                                                                                                                       1,913,021
                                                                                                                 ---------------
    OFFICE ELECTRONICS 0.1%
    Kinpo Electronics Inc. ...............................................        Taiwan             1,557,234           618,879
                                                                                                                 ---------------

    OIL, GAS & CONSUMABLE FUELS 20.6%
a,b China Coal Energy Co., H, 144A .......................................        China              1,367,000           887,417
    China Petroleum and Chemical Corp., H ................................        China            103,150,000        95,470,585
    China Shenhua Energy Co. Ltd., H .....................................        China              6,448,000        15,516,677
    CNOOC Ltd. ...........................................................        China             18,177,000        17,267,700
  b CNOOC Ltd., 144A .....................................................        China             14,270,000        13,556,147
    PetroChina Co. Ltd., H ...............................................        China             45,320,000        64,200,639
  b PetroChina Co. Ltd., H, 144A .........................................        China              1,512,000         2,141,910
    Yanzhou Coal Mining Co. Ltd., H ......................................        China              1,052,000           849,265
                                                                                                                 ---------------
                                                                                                                     209,890,340
                                                                                                                 ---------------
    PHARMACEUTICALS 0.1%
    Tong Ren Tang Technologies Co. Ltd., H ...............................        China                628,000         1,002,649
                                                                                                                 ---------------
    REAL ESTATE 3.2%
    Cheung Kong (Holdings) Ltd. ..........................................      Hong Kong            1,760,000        21,663,035
    Hang Lung Group Ltd. .................................................      Hong Kong              895,042         2,721,087
    Henderson Investment Ltd. ............................................      Hong Kong            4,554,000         8,406,502
                                                                                                                 ---------------
                                                                                                                      32,790,624
                                                                                                                 ---------------
    ROAD & RAIL 0.3%
    MTR Corp. Ltd. .......................................................      Hong Kong            1,215,000         3,055,012
                                                                                                                 ---------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.5%
    Faraday Technology Corp. .............................................        Taiwan               885,143         2,140,533
    Realtek Semiconductor Corp. ..........................................        Taiwan               263,550           453,741
    Samsung Electronics Co. Ltd. .........................................     South Korea              10,780         7,105,527
    Sunplus Technology Co. Ltd. ..........................................        Taiwan             6,903,006         8,420,884
    Taiwan Semiconductor Manufacturing Co. Ltd. ..........................        Taiwan            13,202,911        27,349,900
                                                                                                                 ---------------
                                                                                                                      45,470,585
                                                                                                                 ---------------
    TEXTILES, APPAREL & LUXURY GOODS 0.6%
    Tack Fat Group International Ltd. ....................................      Hong Kong           19,824,000         2,701,251
    Tainan Enterprises Co. Ltd. ..........................................        Taiwan             1,883,104         3,236,269
                                                                                                                 ---------------
                                                                                                                       5,937,520
                                                                                                                 ---------------
    TRANSPORTATION INFRASTRUCTURE 3.0%
    Cosco Pacific Ltd. ...................................................        China              3,354,000         7,872,845
  a Hainan Meilan International Airport Co. Ltd., H ......................        China              2,994,000         1,735,786
    Hopewell Holdings Ltd. ...............................................      Hong Kong            5,876,000        20,621,122
                                                                                                                 ---------------
                                                                                                                      30,229,753
                                                                                                                 ---------------


                                                              Annual Report | 11

Templeton Dragon Fund, Inc.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY              SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    WIRELESS TELECOMMUNICATION SERVICES 10.5%
    China Mobile Ltd. ....................................................        China             11,474,000   $    99,117,873
    Taiwan Mobile Co. Ltd. ...............................................        Taiwan             7,047,764         7,310,555
                                                                                                                 ---------------
                                                                                                                     106,428,428
                                                                                                                 ---------------
    TOTAL COMMON STOCKS (COST $493,779,684) ..............................                                         1,009,709,091
                                                                                                                 ---------------
    SHORT TERM INVESTMENTS (COST $75,780,894) 7.4%
    MONEY MARKET FUND 7.4%
  d Franklin Institutional Fiduciary Trust Money Market
      Portfolio, 4.97% ...................................................    United States         75,780,894        75,780,894
                                                                                                                 ---------------
    TOTAL INVESTMENTS (COST $569,560,578) 106.6% .........................                                         1,085,489,985
    OTHER ASSETS, LESS LIABILITIES (6.6)% ................................                                           (67,580,031)
                                                                                                                 ---------------
    NET ASSETS 100.0% ....................................................                                       $ 1,017,909,954
                                                                                                                 ===============

a     Non-income producing for the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the value of these securities was $79,865,070, representing 7.85% of net assets.

c     Rounds to less than 0.1% of net assets.

d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the seven-day yield at period end.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $  493,779,684
      Cost - Sweep Money Fund (Note 7) ........................       75,780,894
                                                                  --------------
      Total cost of investments ...............................   $  569,560,578
                                                                  ==============
      Value - Unaffiliated issuers ............................   $1,009,709,091
      Value - Sweep Money Fund (Note 7) .......................       75,780,894
                                                                  --------------
      Total value of investments ..............................    1,085,489,985
   Foreign currency, at value (cost $1,730,411) ...............        1,730,500
   Receivables:
      Dividends ...............................................          298,121
                                                                  --------------
         Total assets .........................................    1,087,518,606
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................           56,520
      Affiliates ..............................................        1,178,290
      Distributions to shareholders ...........................       68,107,071
   Accrued expenses and other liabilities .....................          266,771
                                                                  --------------
         Total liabilities ....................................       69,608,652
                                                                  --------------
            Net assets, at value ..............................   $1,017,909,954
                                                                  ==============
Net assets consist of:
   Paid=in capital ............................................   $  456,101,293
   Undistributed net investment income ........................       12,644,038
   Net unrealized appreciation (depreciation) . ...............      515,929,781
   Accumulated net realized gain (loss) .......................       33,234,842
                                                                  ==============
            Net assets, at value ..............................   $1,017,909,954
                                                                  ==============
Shares outstanding ............................................       37,770,115
                                                                  ==============
Net asset value per share .....................................   $        26.95
                                                                  ==============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
   Dividends: (net of foreign taxes of $1,558,120)
      Unaffiliated issuers ........................................................   $  26,332,889
      Sweep Money Fund (Note 7) ...................................................       1,467,787
   Interest (net of foreign taxes of $346) ........................................           4,501
                                                                                      -------------
         Total investment income ..................................................      27,805,177
                                                                                      -------------
Expenses:
   Management fees (Note 3a) ......................................................      11,082,058
   Administrative fees (Note 3b) ..................................................       1,342,518
   Transfer agent fees ............................................................         120,706
   Custodian fees (Note 4) ........................................................         490,200
   Reports to shareholders ........................................................          70,490
   Registration and filing fees ...................................................          34,128
   Professional fees ..............................................................         126,681
   Directors' fees and expenses ...................................................          57,855
   Other ..........................................................................          38,025
                                                                                      -------------
         Total expenses ...........................................................      13,362,661
         Expense reductions (Note 4) ..............................................          (3,834)
                                                                                      -------------
            Net expenses ..........................................................      13,358,827
                                                                                      -------------
               Net investment income ..............................................      14,446,350
                                                                                      -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................     100,407,441
      Foreign currency transactions ...............................................          45,547
                                                                                      -------------
            Net realized gain (loss) ..............................................     100,452,988
                                                                                      -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................     168,631,828
      Translation of assets and liabilities denominated in foreign currencies .....          (6,296)
                                                                                      -------------
            Net change in unrealized appreciation (depreciation) ..................     168,625,532
                                                                                      -------------
Net realized and unrealized gain (loss) ...........................................     269,078,520
                                                                                      -------------
Net increase (decrease) in net assets resulting from operations ...................   $ 283,524,870
                                                                                      =============


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              --------------------------------
                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              --------------------------------
                                                                                                    2006              2005
                                                                                              --------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................  $    14,446,350    $  22,190,984
      Net realized gain (loss) from investments and foreign currency transactions ..........      100,452,988       24,478,835
      Net change in unrealized appreciation (depreciation) on investments and translation
        of assets and liabilities denominated in foreign currencies ........................      168,625,532       99,408,549
                                                                                              --------------------------------
         Net increase (decrease) in net assets resulting from operations ...................      283,524,870      146,078,368
                                                                                              --------------------------------
   Distributions to shareholders from:
      Net investment income ................................................................      (14,005,159)     (15,312,005)
      Net realized gains ...................................................................      (74,852,814)     (13,661,451)
                                                                                              --------------------------------
   Total distributions to shareholders .....................................................      (88,857,973)     (28,973,456)
                                                                                              --------------------------------

         Net increase (decrease) in net assets .............................................      194,666,897      117,104,912
Net assets:
   Beginning of year .......................................................................      823,243,057      706,138,145
                                                                                              --------------------------------
   End of year .............................................................................  $ 1,017,909,954    $ 823,243,057
                                                                                              ================================
Undistributed net investment income included in net assets:
   End of year .............................................................................  $    12,644,038    $  12,000,536
                                                                                              ================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


16 | Annual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                              Annual Report | 17

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 100 million shares authorized ($0.01 par value). During the year ended December 31, 2006 and the year ended December 31, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager. During the year ended December 31, 2006, there were no share repurchases.


18 | Annual Report

Templeton Dragon Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)               Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       1.250%              Up to and including $1 billion
       1.200%              Over $1 billion, up to and including $5 billion
       1.150%              Over $5 billion, up to and including $10 billion
       1.100%              Over $10 billion, up to and including $15 billion
       1.050%              Over $15 billion, up to and including $20 billion
       1.000%              In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $38,834.


                                                              Annual Report | 19

Templeton Dragon Fund, Inc.

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                       -------------------------
                                           2006          2005
                                       -------------------------
Distributions paid from:
   Ordinary income .................   $19,999,276   $18,394,047
   Long term capital gain ..........    68,858,697    10,579,409
                                       -------------------------
                                       $88,857,973   $28,973,456
                                       =========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...............................   $ 569,735,913
                                                      =============

Unrealized appreciation ...........................   $ 518,976,745
Unrealized depreciation ...........................      (3,222,673)
                                                      -------------
Net unrealized appreciation (depreciation) ........   $ 515,754,072
                                                      =============

Undistributed ordinary income .....................   $  13,597,413
Undistributed long term capital gains .............      32,495,636
                                                      -------------
Distributable earnings ............................   $  46,093,049
                                                      =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $164,279,872 and $240,500,679, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


20 | Annual Report

Templeton Dragon Fund, Inc.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


                                                              Annual Report | 21

Templeton Dragon Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


22 | Annual Report

Templeton Dragon Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON DRAGON FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 22, 2007


                                                              Annual Report | 23

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida on May 19, 2006. The purpose of the meeting was to elect five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Gordon S. Macklin, David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Directors:

----------------------------------------------------------------------------------------------------------------
                                                 % OF          % OF                          % OF         % OF
                                              OUTSTANDING      VOTED                      OUTSTANDING     VOTED
TERM EXPIRING 2009:               FOR           SHARES         SHARES        WITHHELD       SHARES        SHARES
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin .......      28,430,969        75.27%        97.77%        648,348         1.72%         2.23%
David W. Niemiec ........      28,446,424        75.31%        97.82%        632,893         1.68%         2.18%
Frank A. Olson ..........      28,316,776        74.97%        97.38%        762,541         2.02%         2.62%
Robert E. Wade ..........      28,540,967        75.56%        98.15%        538,350         1.43%         1.85%
----------------------------------------------------------------------------------------------------------------
TERM EXPIRING 2007:
----------------------------------------------------------------------------------------------------------------
Larry D. Thompson .......      28,425,782        75.26%        97.75%        653,535         1.73%         2.25%

* HARRIS J. ASHTON, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, EDITH E. HOLIDAY, CHARLES B. JOHNSON AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS. PRIOR TO DECEMBER 31, 2006, S. JOSEPH FORTUNATO AND GORDON
      S. MACKLIN CEASED TO BE DIRECTORS OF THE FUND AND GREGORY E. JOHNSON WAS APPOINTED AS A DIRECTOR OF THE FUND.


24 | Annual Report

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. Shareholders holding their shares through Japan Securities Depository Center, Inc., will not be enrolled in the Plan unless certain conditions are met and they elect to participate. If shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.


                                                              Annual Report | 25

Templeton Dragon Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $92,708,488 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $6,852,371 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $5,176,526 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,467,787 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 29, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

Record Date: 12/29/2006

--------------------------------------------------------------------------------
                               FOREIGN TAX     FOREIGN            FOREIGN
                                  PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Cayman Islands .............    $  0.0000      $  0.0014         $  0.0000
China ......................       0.0000         0.1816            0.0812
Hong Kong ..................       0.0000         0.1561            0.0000
South Korea ................       0.0010         0.0039            0.0039
Taiwan .....................       0.0403         0.1057            0.0000
United Kingdom .............       0.0000         0.0098            0.0000
                               -------------------------------------------------
TOTAL ......................    $  0.0413      $  0.4585         $  0.0851
                               =================================================


26 | Annual Report

Templeton Dragon Fund, Inc.

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 27

Templeton Dragon Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Director          Since 1994        142                         Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)       Director          Since 1998        20                          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Director          Since 1996        143                         Director, Hess Corporation (formerly
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)        Director          Since 2005        20                          Director, Emeritus Corporation
500 East Broward Blvd.                                                                         (assisted living) and OSI
Suite 2100                                                                                     Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                                 (pharmaceuticals products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Director          Since 2003        103                         Director, Hess Corporation
500 East Broward Blvd.                                                                         (formerly Amerada Hess
Suite 2100                                                                                     Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                 refining of oil and gas) and
                                                                                               Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company
                                                                                               (medical technology), Cooper
                                                                                               Industries, Inc. (electrical products
                                                                                               and tools and hardware),
                                                                                               Health Net, Inc. (formerly
                                                                                               Foundation Health) (integrated
                                                                                               managed care), The Hertz
                                                                                               Corporation (car rental), Pacific
                                                                                               Southwest Airlines, The RCA
                                                                                               Corporation, Unicom (formerly
                                                                                               Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)       Director          Since 2005        20                          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS   Director          Since 1997        20                          None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)          Director          Since March 2006  30                          Director, El Oro and Exploration
500 East Broward Blvd.                                                                         Co., p.l.c. (investments) and ARC
Suite 2100                                                                                     Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                                 (wireless components and network
                                                                                               products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Director,         Director and Vice 142                         None
One Franklin Parkway           Chairman of       President since
San Mateo, CA 94403-1906       the Board and     1994 and Chairman
                               Vice President    of the Board
                                                 since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief             Chief Compliance  Not Applicable              Not Applicable
One Franklin Parkway           Compliance        Officer since
San Mateo, CA 94403-1906       Officer and       2004 and
                               Vice President    Vice President
                               - AML             - AML Compliance
                               Compliance        since February
                                                 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)      Vice President    Since 2001        Not Applicable              Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)        Senior Vice       Since 2002        Not Applicable              Not Applicable
500 East Broward Blvd.         President and
Suite 2100                     Chief Executive
Fort Lauderdale, FL 33394-3091 Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)        Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)  Vice President    Since 1996        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)             Vice President    Since 1994        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other sub-sidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)             President and     President since   Not Applicable              Not Applicable
17th Floor, The Chater House   Chief Executive   1994 and Chief
8 Connaught Road               Officer -         Executive Officer
Central Hong Kong              Investment        - Investment
                               Management        Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)      Secretary         Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)       Treasurer         Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice President    Since 2005        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)            Chief Financial   Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.         Officer and
Suite 2100                     Chief
Fort Lauderdale, FL 33394-3091 Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1999-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's investment manager.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to December 31, 2006, S. Joseph Fortunato and Gordon S. Macklin ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                              Annual Report | 33

Templeton Dragon Fund, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange Co., Ltd. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to Mellon Investor Services' web site at http://www.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


34 | Annual Report

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2006. Additionally, the Fund expects to file, on or about February 28, 2007, such certifications with its Form N-CSR for the year ended December 31, 2006.


                                                              Annual Report | 35

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                             Michigan 7
Arizona                             Minnesota 7
California 8                        Missouri
Colorado                            New Jersey
Connecticut                         New York 8
Florida 8                           North Carolina
Georgia                             Ohio 7
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 7                     Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07

                                                   Not part of the annual report

     [LOGO](R)                  100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
    INVESTMENTS                 St. Petersburg, FL 33733-8030

ANNUAL REPORT AND SHAREHOLDER INFORMATION

TEMPLETON DRAGON FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-680-6578 www.melloninvestor.com/isd

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTDF A2006 02/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $59,309 for the fiscal year ended December 31, 2006 and $51,874 for the fiscal year ended December 31, 2005.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,961 for the fiscal year ended December 31, 2006 and $4,955 for the fiscal year ended December 31, 2005. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $486 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,375 for the fiscal year ended December 31, 2006 and $992 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i)    pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,822 for the fiscal year ended December 31, 2006 and $5,947 for the fiscal year ended December 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos


ITEM 6. SCHEDULE OF INVESTMENTS.   N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the 12-month period beginning July 1, 2005, and ending June 30, 2006.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of February 28, 2007, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT, LTD.

Dr. Mobius has been a manager of the Fund since inception. He has overall authority for supervising the team allocating the investments of the Fund. He has final responsibility over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

EDDIE CHOW, INVESTMENT ANALYST OF TEMPLETON ASSET MANAGEMENT, LTD.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund. He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of December 31, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

------------- ---------------- ---------------- ----------------- ---------------- ------------- ----------------
                               Assets of                          Assets of
              Number of        Other                              Other
              Other            Registered        Number of        Pooled                         Assets of
              Registered       Investment        Other            Investment                     Other
              Investment       Companies         Pooled           Vehicles         Number        Accounts
              Companies        Managed           Investment       Managed          of Other      Managed
              Managed          (x $1             Vehicles         (x $1            Accounts      (x $1
Name                           million)          Managed(1)       milion)(1)       Managed(1)    million)(1)
------------- ---------------- ---------------- ----------------- ---------------- ------------- ----------------
Mark Mobius          7            13,371.9             30            17,939.4           5            1,873.8
------------- ---------------- ---------------- ----------------- ---------------- ------------- ----------------
Eddie Chow           2             1,876.2             3              1,319.9          N/A             N/A
------------- ---------------- ---------------- ----------------- ---------------- ------------- ----------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

         o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

         o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2006 (such amounts may change from time to time):

         -------------------------------- -------------------------------------
                                                   Dollar Range of Fund
                                                   Shares Beneficially
                Portfolio Manager                        Owned
         -------------------------------- -------------------------------------
         Mark Mobius                                      None
         -------------------------------- -------------------------------------
         Eddie Chow                                       None
         -------------------------------- -------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.              N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DRAGON FUND, INC.

By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007

By /s/GALEN G. VETTER
   -------------------
Galen G. Vetter
Chief Financial Officer
Date  February 27, 2007